UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 17, 2015

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-36710	46-5223743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Shell Plaza 910 Louisiana Street Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 241-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed by Shell Midstream Partners, L.P. (the “Partnership”) to update the historical financial information of Mars Oil Pipeline Company, L.P. (“Mars”) and Bengal Pipeline Company LLC (“Bengal”), in which the Partnership owns equity interests, in accordance with Section 3-05 of Regulation S-X in connection with the filing of the Partnership’s registration statement on Form S-1 (No. 333-204906), originally filed with the Securities and Exchange Commission (the “SEC”) on June 12, 2015.

The audited historical financial statements of Mars, including the related notes thereto, as of December 31, 2013 and 2012, and for each of the years in the two-year period ended December 31, 2013 are provided in Exhibit 99.1 and incorporated herein by reference. The unaudited historical financial statements of Mars, including the related notes thereto, as of and for the nine months ended September 30, 2014 and 2013 are provided in Exhibit 99.2 and incorporated herein by reference.

The audited historical financial statements of Bengal, including the related notes thereto, as of December 31, 2013 and 2012, and for the years then ended, are provided in Exhibit 99.3 and incorporated herein by reference. The unaudited historical financial statements of Bengal, including the related notes thereto, as of and for the nine months ended September 30, 2014 and 2013 are provided in Exhibit 99.4 and incorporated herein by reference.

This Current Report on Form 8-K is also being filed to include the unaudited pro forma condensed consolidated financial statements of the Partnership as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014 in accordance with Article 11 of Regulation S-X, which are provided in Exhibit 99.5 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm.

23.2	Consent of Ernst & Young LLP, an independent registered public accounting firm.

99.1	Audited historical financial statements of Mars as of December 31, 2013 and 2012, and for each of the years in the two-year period ended December 31, 2013, together with the related notes to the financial statements.

99.2	Unaudited historical financial statements of Mars as of and for the nine months ended September 30, 2014 and 2013, together with the related notes to the financial statements.

Number	Description

99.3	Audited historical financial statements of Bengal Pipeline Company LLC as of December 31, 2013 and 2012, and for the years then ended, together with the related notes to the financial statements.

99.4	Unaudited historical financial statements of Bengal as of and for the nine months ended September 30, 2014 and 2013, together with the related notes to the financial statements.

99.5	Unaudited pro forma condensed consolidated financial statements of Shell Midstream Partners, L.P. as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC, its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date: July 17, 2015

INDEX TO EXHIBITS

Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm.

23.2	Consent of Ernst & Young LLP, an independent registered public accounting firm.

99.1	Audited historical financial statements of Mars as of December 31, 2013 and 2012, and for each of the years in the two-year period ended December 31, 2013, together with the related notes to the financial statements.

99.2	Unaudited historical financial statements of Mars as of and for the nine months ended September 30, 2014 and 2013, together with the related notes to the financial statements.

99.3	Audited historical financial statements of Bengal Pipeline Company LLC as of December 31, 2013 and 2012, and for the years then ended, together with the related notes to the financial statements.

99.4	Unaudited historical financial statements of Bengal as of and for the nine months ended September 30, 2014 and 2013, together with the related notes to the financial statements.

99.5	Unaudited pro forma condensed consolidated financial statements of Shell Midstream Partners, L.P. as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014.

5